Fees Summary	Oct. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 74,750,000.00
Previously Paid Amount	15,310.00
Total Fee Amount	10,322.98
Total Offset Amount	0.00
Net Fee	$ 0.00